Security Information


Security Purchased


Cusip
INE475H01011


Issuer
RELIANCE PETROLEUM LTD


Underwriters
Citigroup, DBSI, Merrill Lynch, ENAM
Financial Consultants, HSBC, ICICI Securities,
JP Morgan, SBI Capital Markets, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
RPET IN


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/3/2006


Total dollar amount of offering sold to QIBs
 $                                               1,793,225,592


Total dollar amount of any concurrent public
offering
 $                                                                  -


Total
 $                                               1,793,225,592


Public offering price
 $                                                             1.37


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A


Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
88,281
 $                   120,945
0.01%



New York Funds







DWS International Equity Portfolio
New York
65,368
 $                     89,554
0.00%



DWS International Fund
New York
354,819
 $                   486,102
0.03%



DWS International VIP
New York
136,018
 $                   186,345
0.01%



DWS Emerging Markets Equity Fund
New York
88,606
 $                   121,390
0.01%



Total

733,092
 $
1,004,336
0.06%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


Cusip
4491304006


Issuer
HYNIX SEMICONDUCTOR


Underwriters
CSFB, DBSI, Merrill Lynch, Woori Investment
&
Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
HYNX


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/23/2006


Total dollar amount of offering sold to QIBs
 $                                                 747,940,000


Total dollar amount of any concurrent public
offering
 $                                                                  -


Total
 $                                                 747,940,000


Public offering price
 $                                                           27.37


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
N/A


Current yield
N/A

Fund Specific Information



Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS International Equity Portfolio
New York
                          6,000
 $                   164,220
0.02%



DWS International Fund
New York
                        31,700
 $                   867,629
0.12%



DWS International VIP
New York
12,300
 $                   336,651
0.05%



Total

50,000
 $                 1,368,500
0.18%


^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased


Cusip
JP3167640006


Issuer
ELPIDA MEMORY INC


Underwriters
Merrill Lynch, Nomura Securities, Mitsubishi
UFJ
Securities, Mizuho Securities, Citigroup,
SBI E-Trade Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
6665 JP


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/10/2006


Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000


Total dollar amount of any concurrent public
offering
 $                                                                  -


Total
 $                                               1,200,000,000


Public offering price
 $                                                           38.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.55


Rating
N/A


Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS International Equity Portfolio
New York
                        24,300
 $                   923,308
0.08%



DWS International Fund
New York
                      126,800
 $                 4,817,922
0.40%



DWS International VIP
New York
48,900
 $                 1,858,016
0.15%



Total

200,000
 $                 7,599,246
0.63%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort, Goldman Sachs,
Morgan Stanley, DZ Bank AG, Lehman
Brothers,
Norddeutsche Landesbank, Sal Oppenheim Jr &
Cie


Years of continuous operation, including predecessors
> 3 years


Ticker
GFJ GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/19/2006


Total dollar amount of offering sold to QIBs
 $                                               1,067,290,168


Total dollar amount of any concurrent public
offering
 $                                                                  -


Total
 $                                               1,067,290,168


Public offering price
 $                                                           23.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.32


Rating
N/A


Current yield
N/A


Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Global Thematic VIP
Chicago
6,500
 $                   154,570
0.01%



DWS International Select Equity VIP
Chicago
25,800
 $                   613,524
0.06%



New York Funds


DWS Global Thematic Fund
New York
62,900
 $                 1,495,762
0.14%



DWS International Equity Fund
New York
                        15,000
 $                   356,700
0.03%



DWS International Fund
New York
                        80,200
 $                 1,907,156
0.18%



DWS International Select Equity Fund
New York
                        24,700
 $                   587,366
0.06%



DWS International VIP
New York
                        31,900
 $                   758,582
0.07%



DWS RREEF Global Real Estate Securities
Fund
New York
                        26,550
 $                   631,359
0.06%



Total

273,550
 $                 6,505,019
0.61%






Security Information

Security Purchased


CUSIP
CN000A0LB420


Issuer
INDUSTRIAL & COMMERCIAL BANK OF
CHINA


Underwriters
China International Capital Corp, CSFB, DBSI,
ICEA Capital, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Ticker
1398 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/20/2006


Total dollar amount of offering sold to QIBs
 $                                             13,956,911,249


Total dollar amount of any concurrent public
offering
 $                                                                  -


Total
 $                                             13,956,911,249


Public offering price
 $                                                             0.39


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A

Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS International Select Equity VIP
Chicago
4,167,000
 $                 1,643,312
0.01%



New York Funds


DWS International Equity Fund
New York
                   2,901,000
 $                 1,144,048
0.01%



DWS International Fund
New York
                  15,515,000
 $                 6,118,547
0.04%



DWS International Select Equity Fund
New York
                   3,978,000
 $                 1,568,777
0.01%



DWS International VIP
New York
6,165,000
 $                 2,431,250
0.02%



Total

32,726,000
 $               12,905,933
0.09%


^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.